SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
         CASH ACCOUNT TRUST - GOVERNMENT & AGENCY SECURITIES PORTFOLIO


                 Deutsche Government Cash Institutional Shares




The following information is added under the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional
Information:



The Advisor has contractually agreed effective July 1, 2016 through September 30, 2016 to waive its fees and/or reimburse certain operating expenses of the Deutsche Government Cash Institutional Shares of the Government & Agency Securities Portfolio to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.18%. The agreement may only be terminated with the consent of the fund's Board.

               Please Retain This Supplement for Future Reference


July 1, 2016
SAISTKR-269

                                                   Deutsche
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